Exhibit 99.2

Genworth SM

Financial

Built on GE Heritage

SECOND QUARTER

FINANCIAL SUPPLEMENT

JUNE 30, 2005

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with the release of Genworth’s second quarter results for 2005, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results.

This supplement compares current period results to pro forma earnings and other financial information from the second quarter of 2004. The pro forma financial information that is presented reflects the effect of the company’s corporate reorganization and the other transactions effected in connection with our initial public offering, completed in May, 2004.

Additional detail on the basis of financial information is provided on page 4 of this supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804-662-2693

Alicia Charity

Vice President

Investor Relations

804-662-2248

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2Q 2005 FINANCIAL SUPPLEMENT

Basis of Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its financial information as if the company had been in existence throughout all relevant periods. The financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s financial information for periods prior to the corporate reorganization is not comparable to financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information for 2004 contained in this financial supplement reflects the company’s financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2004. The following transactions are reflected in the unaudited pro forma financial information:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds there from.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as net earnings from continuing operations, excluding after-tax net

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and non-recurring, infrequent or unusual items. There were no non-recurring, infrequent or unusual items excluded from net operating earnings for the periods presented in this financial supplement other than a $22 million IPO-related tax charge recorded during the second quarter of 2004, a $68 million IPO-related net tax benefit recorded during the fourth quarter of 2004 and a $25 million after-tax gain related to our waiver of contractual rights under an outsourcing services agreement with GE’s global outsourcing provider, 60% of which was sold in the fourth quarter of 2004.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net earnings to net operating earnings (as defined above) for the three and six months ended June 30, 2005 and 2004 and to pro forma net operating earnings for the three and six months ended June 30, 2004.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings from continuing operations before accounting change under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of Corporate and Other segment net earnings to segment net operating earnings for the three and six months ended June 30, 2005 and 2004, and to pro forma segment net operating earnings for the three and six months ended June 30, 2004, presented in accordance with GAAP, see the tables on pages 16 & 17 in this report. The term “net operating loss” as used in this report is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, and group life and health insurance; (2) new and additional premiums/deposits for universal life insurance, spread-based and variable products; (3) new deposits for managed assets; (4) written premiums gross of reinsurance and cancellations for payment protection insurance; and (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2005	December 31, 2004
Total stockholders’ interest, excluding accumulated nonowner changes in stockholders’ interest	$11,342	$11,257
Total accumulated nonowner changes in stockholders’ interest	2,164	1,609

Total stockholders’ interest	$13,506	$12,866

Book value per common share	$28.69	$26.28
Book value per common share, excluding accumulated nonowner changes in stockholders’ interest	$24.10	$22.99

Common shares outstanding as of balance sheet date	470.7	489.6

Basic and Diluted Shares	Three months ended June 30, 2005	Six months ended June 30, 2005
Weighted-average shares used in basic earnings per common share calculations	470.4	479.6
Dilutive securities:
Stock purchase contracts underlying equity units	4.4	4.0
Stock options and stock appreciation rights	2.2	1.9
Restricted stock units	0.4	0.4

Weighted-average shares used in diluted earnings per common share calculations	477.4	485.9

Stock Purchase Contracts Underlying Equity Units

For more information on our Equity Units, see note 14 (d) in our audited financial statements filed on form 10K for the year ended December 31, 2004.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares (a)
	$25.00	1.4
	$26.00	2.4
	$27.00	3.2
	$28.00	4.0
	$29.00	4.7
	$30.00	5.4
	$31.00	6.1
	$32.00	6.7
	$33.00	7.2
	$34.00	7.8
	$35.00	8.3

(a)	Incremental shares are calculated using the treasury stock method.

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2Q 2005 FINANCIAL SUPPLEMENT

Reconciliation to Net Operating Earnings

(amounts in millions, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004
Net earnings	$285	$268	$607	$540
Gain on sale of discontinued operations, net of taxes	—	—	—	(7)
Cumulative effect of accounting change, net of taxes	—	—	—	(5)

Net earnings from continuing operations before accounting change	285	268	607	528

Net realized investment losses (gains), net of taxes	—	(5)	4	(15)
Net tax expense related to initial public offering	—	22	—	22

Net operating earnings	$285	$285	$611	$535

Net earnings from continuing operations before accounting change		$268		$528
Excluded assets and liabilities (a)		6		7
Reinsurance transactions (b)		(6)		(4)
Capital structure and other (c)		(9)		(18)

Pro forma net earnings from continuing operations		259		513
Net realized investment gains, net of taxes		(4)		(14)
Net tax expense related to initial public offering		22		22

Pro forma net operating earnings		$277		$521

Net earnings per common share:
Basic	$0.61	$0.55	$1.27	$1.10

Diluted	$0.60	$0.55	$1.25	$1.10

Net earnings from continuing operations before accounting change per common share:
Basic	$0.61	$0.55	$1.27	$1.08

Diluted	$0.60	$0.55	$1.25	$1.08

Net operating earnings per common share:
Basic	$0.61	$0.58	$1.27	$1.09

Diluted	$0.60	$0.58	$1.26	$1.09

Pro forma net earnings from continuing operations per common share:
Basic		$0.53		$1.05

Diluted		$0.53		$1.05

Pro forma net operating earnings per common share:
Basic		$0.57		$1.06

Diluted		$0.57		$1.06

Weighted-average common shares outstanding:
Basic	470.4	489.5	479.6	489.5

Diluted	477.4	490.1	485.9	490.1

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

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2Q 2005 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004.

The unaudited pro forma earnings information for 2004 gives effect to the reinsurance transactions as if each had occurred as of January 1, 2004 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2004. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party reinsurance in the ordinary course of business. The company’s pro forma statement of earnings for the three and six months ended June 30, 2004 excludes the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2004, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

Concurrently with the reinsurance transactions, the company contributed $1.836 billion of capital to UFLIC, which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified as (1) supporting the blocks of business reinsured for the reinsurance, and (2) representing surplus of subsidiaries providing assets that were contributed to UFLIC.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatory redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Second Quarter Results

Three and six months ended June 30, 2005 as compared to

three and six months ended June 30, 2004

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2Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Three months ended June 30,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$205	$207
Retirement Income and Investments	79	74
Mortgage Insurance	173	163
Corporate and Other	(45)	14
Affinity	—	(19)

Earnings (loss) from continuing operations before income taxes and accounting change	$412	$439

Net earnings (loss) from continuing operations before accounting change
Protection	$132	$129
Retirement Income and Investments	60	47
Mortgage Insurance	121	114
Corporate and Other	(28)	(10)
Affinity	—	(12)

Net Earnings (loss) from continuing operations before accounting change	$285	$268

	Three months ended June 30,
EARNINGS PER COMMON SHARE	2005	2004
Net earnings per common share
Basic	$0.61	$0.55

Diluted	$0.60	$0.55

Weighted-average common shares outstanding:
Basic	470.4	489.5

Diluted	477.4	490.1

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Six months ended June 30,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$421	$400
Retirement Income and Investments	170	121
Mortgage Insurance	376	311
Corporate and Other	(71)	16
Affinity	—	(32)

Earnings (loss) from continuing operations before income taxes and accounting change	$896	$816

Net earnings (loss) from continuing operations before accounting change
Protection	$271	$253
Retirement Income and Investments	120	78
Mortgage Insurance	262	217
Corporate and Other	(46)	(6)
Affinity	—	(14)

Net earnings (loss) from continuing operations before accounting change	607	528

Gain on sale of discontinued operations, net of taxes	—	7
Cumulative effect of accounting changes, net of taxes	—	5

Net Earnings	$607	$540

	Six months ended June 30,
EARNINGS PER COMMON SHARE	2005	2004
Basic earnings per common share:
Net earnings from continuing operations before accounting change	$1.27	$1.08
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Basic earnings per common share	$1.27	$1.10

Diluted earnings per common share:
Net earnings from continuing operations before accounting change	$1.25	$1.08
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Diluted earnings per common share	$1.25	$1.10

Weighted-average common shares outstanding:
Basic	479.6	489.5

Diluted	485.9	490.1

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Three months ended June 30,
	2005	2004
REVENUES:
Premiums	$1,614	$1,708
Net investment income	842	1,001
Net realized investment gains	—	8
Policy fees and other income	154	204

Total revenues	2,610	2,921

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,051	1,290
Interest credited	347	364
Underwriting, acquisition and insurance expenses, net of deferrals	498	511
Amortization of deferred acquisition costs and intangibles	233	270
Interest expense	69	47

Total benefits and expenses	2,198	2,482

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	412	439
Provision for income taxes	127	171
Effective tax rate	30.8%	39.0%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	$285	$268

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2Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Six months ended June 30,
	2005	2004
REVENUES:
Premiums	$3,219	$3,430
Net investment income	1,693	2,038
Net realized investment (losses) gains	(6)	24
Policy fees and other income	315	453

Total revenues	5,221	5,945

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,126	2,641
Interest credited	687	760
Underwriting, acquisition and insurance expenses, net of deferrals	935	1,034
Amortization of deferred acquisition costs and intangibles	436	600
Interest expense	141	94

Total benefits and expenses	4,325	5,129

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	896	816
Provision for income taxes	289	288
Effective tax rate	32.3%	35.3%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$607	$528

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2Q 2005 FINANCIAL SUPPLEMENT

Statement of Financial Position

(amounts in millions)

	June 30, 2005	December 31, 2004
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value	$53,419	$52,424
Equity securities available-for-sale, at fair value	359	374
Mortgage and other loans, net of valuation allowance of $57 and $52	6,859	6,051
Policy loans	1,233	1,224
Short-term investments	27	247
Restricted investments held by securitization entities	781	860
Other invested assets	3,669	3,996

Total investments	66,347	65,176
Cash and cash equivalents	1,518	1,963
Accrued investment income	759	733
Deferred acquisition costs	5,165	5,020
Intangible assets	778	780
Goodwill	1,454	1,465
Reinsurance recoverable	18,526	18,535
Other assets ($40 and $24 restricted in securitization entities)	1,210	1,322
Separate account assets	8,731	8,884

Total assets	$104,488	$103,878

LIABILITIES AND STOCKHOLDERS’ INTEREST
Liabilities:
Future annuity and contract benefits	$62,519	$61,698
Liability for policy and contract claims	3,343	3,329
Unearned premiums	3,417	3,597
Other policyholder liabilities	682	638
Other liabilities ($15 and $3 restricted in securitization entities)	5,609	6,792
Non-recourse funding obligations	1,100	900
Short-term borrowings	529	559
Long-term borrowings	2,416	2,442
Senior notes underlying equity units	600	600
Preferred stock	100	100
Deferred tax liability	1,182	624
Borrowings related to securitization entities	754	849
Separate account liabilities	8,731	8,884

Total liabilities	90,982	91,012

Commitments and Contingencies

Stockholders’ Interest:
Common stock	—	—
Additional paid-in capital	10,651	10,612

Accumulated non-owner changes in stockholders’ interest:
Net unrealized investment gains	1,538	1,019
Derivatives qualifying as hedges	406	268
Foreign currency translation adjustments	220	322

Total accumulated non-owner changes in stockholders’ interest	2,164	1,609
Retained earnings	1,191	645
Treasury stock, at cost	(500)	—

Total stockholders’ interest	13,506	12,866

Total liabilities and stockholders’ interest	$104,488	$103,878

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Second Quarter Results

Three and six months ended June 30, 2005 as compared to

pro forma three and six months ended June 30, 2004

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

EARNINGS BY SEGMENT	Three months ended June 30, 2005	Pro forma three months ended June 30, 2004
Earnings (loss) from continuing operations before income taxes
Protection	$205	$206
Retirement Income and Investments	79	68
Mortgage Insurance	173	163
Corporate and Other	(45)	(10)

Earnings (loss) from continuing operations before income taxes	$412	$427

Net earnings (loss) from continuing operations
Protection	$132	$129
Retirement Income and Investments	60	43
Mortgage Insurance	121	114
Corporate and Other (see reconciliation below)	(28)	(27)

Net earnings (loss) from continuing operations	$285	$259

Net operating earnings (loss)
Protection	$132	$129
Retirement Income and Investments	60	43
Mortgage Insurance	121	114
Corporate and Other (see reconciliation below)	(28)	(9)

Net operating earnings (loss)	$285	$277

EARNINGS PER COMMON SHARE	As of or for the three months ended June 30, 2005	Pro forma as of or for the three months ended June 30, 2004
Net earnings from continuing operations per common share
Basic	$0.61	$0.53

Diluted	$0.60	$0.53

Net operating earnings per common share
Basic	$0.61	$0.57

Diluted	$0.60	$0.57

Weighted-average common shares outstanding
Basic	470.4	489.5

Diluted	477.4	490.1

Reconciliation of Corporate and Other segment net (loss) earnings to segment net operating loss and pro forma segment net operating loss

	Three months ended June 30,
	2005	2004
Segment net (loss) earnings	$(28)	$(10)
Net realized investment gains, net of taxes	—	(5)
Net tax expense related to initial public offering	—	22

Segment net operating loss	$(28)	$7

Segment net earnings		$(10)
Excluded assets and liabilities (a)		(6)
Reinsurance transactions (b)		(2)
Capital structure and other (c)		(9)

Pro forma segment net loss		(27)
Net realized investment gains, net of taxes		(4)
Net tax expense related to initial public offering		22

Pro forma segment net operating loss		$(9)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

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2Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

EARNINGS BY SEGMENT	Six months ended June 30, 2005	Pro forma Six months ended June 30, 2004
Earnings (loss) from continuing operations before income taxes
Protection	$421	$398
Retirement Income and Investments	170	114
Mortgage Insurance	376	311
Corporate and Other	(71)	(21)

Earnings (loss) from continuing operations before income taxes	$896	$802

Net earnings (loss) from continuing operations
Protection	$271	$252
Retirement Income and Investments	120	73
Mortgage Insurance	262	217
Corporate and Other (see reconciliation below)	(46)	(29)

Net earnings (loss) from continuing operations	$607	$513

Net operating earnings (loss)
Protection	$271	$252
Retirement Income and Investments	120	73
Mortgage Insurance	262	217
Corporate and Other (see reconciliation below)	(42)	(21)

Net operating earnings (loss)	$611	$521

EARNINGS PER COMMON SHARE	As of or for the six months ended June 30, 2005	Pro forma as of or for the six months ended June 30, 2004
Net earnings from continuing operations per common share
Basic	$1.27	$1.05

Diluted	$1.25	$1.05

Net operating earnings per common share
Basic	$1.27	$1.06

Diluted	$1.26	$1.06

Weighted-average common shares outstanding
Basic	479.6	489.5

Diluted	485.9	490.1

Reconciliation of Corporate and Other segment net loss to segment net operating (loss) earnings and pro forma segment net operating loss

	Six months ended June 30,
	2005	2004
Segment net (loss) earnings from continuing operations	$(46)	$(6)
Net realized investment losses (gains), net of taxes	4	(15)
Net tax expense related to initial public offering	—	22

Segment net operating (loss) earnings	$(42)	$1

Segment net earnings from continuing operations		$(6)
Excluded assets and liabilities (a)		(7)
Reinsurance transactions (b)		2
Capital structure and other (c)		(18)

Pro forma segment net loss		(29)
Net realized investment gains, net of taxes		(14)
Net tax expense related to initial public offering		22

Pro forma segment net operating loss		$(21)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Three months ended June 30, 2005	Pro forma three months ended June 30, 2004
REVENUES:
Premiums	$1,614	$1,640
Net investment income	842	797
Net realized investment gains	—	6
Policy fees and other income	154	144

Total revenues	2,610	2,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,051	1,097
Interest credited	347	324
Underwriting, acquisition and insurance expenses, net of deferrals	498	451
Amortization of deferred acquisition costs and intangibles	233	229
Interest expense	69	59

Total benefits and expenses	2,198	2,160

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	412	427
Provision for income taxes	127	168
Effective tax rate	30.8%	39.3%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$285	$259

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Six months ended June 30, 2005	Pro forma six months ended June 30, 2004
REVENUES:
Premiums	$3,219	$3,259
Net investment income	1,693	1,550
Net realized investment (losses) gains	(6)	21
Policy fees and other income	315	293

Total revenues	5,221	5,123

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,126	2,177
Interest credited	687	647
Underwriting, acquisition and insurance expenses, net of deferrals	935	879
Amortization of deferred acquisition costs and intangibles	436	498
Interest expense	141	120

Total benefits and expenses	4,325	4,321

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	896	802
Provision for income taxes	289	289
Effective tax rate	32.3%	36.0%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$607	$513

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Second Quarter Results by Segment

Three and six months ended June 30, 2005 as compared to

pro forma three and six months ended June 30, 2004

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Three months ended June 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$1,129	$241	$220	$24	$1,614
Net investment income	311	432	68	31	842
Net realized investment gains	—	—	—	—	—
Policy fees and other income	77	62	12	3	154

Total revenues	1,517	735	300	58	2,610

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	702	301	39	9	1,051
Interest credited	91	256	—	—	347
Underwriting, acquisition and insurance expenses, net of deferrals	324	66	75	33	498
Amortization of deferred acquisition costs and intangibles	184	32	13	4	233
Interest expense	11	1	—	57	69

Total benefits and expenses	1,312	656	127	103	2,198

EARNINGS (LOSS) BEFORE INCOME TAXES	205	79	173	(45)	412

Provision for (benefit from) income taxes	73	19	52	(17)	127

NET EARNINGS (LOSS)	132	60	121	(28)	285

Net realized investment gains, net of taxes	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$132	$60	$121	$(28)	$285

Pro forma three months ended June 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Pro forma total
REVENUES:
Premiums	$1,098	$321	$195	$26	$1,640
Net investment income	288	395	61	53	797
Net realized investment gains	—	—	—	6	6
Policy fees and other income	79	53	10	2	144

Total revenues	1,465	769	266	87	2,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	691	370	27	9	1,097
Interest credited	90	234	—	—	324
Underwriting, acquisition and insurance expenses, net of deferrals	297	61	65	28	451
Amortization of deferred acquisition costs and intangibles	179	35	11	4	229
Interest expense	2	1	—	56	59

Total benefits and expenses	1,259	701	103	97	2,160

EARNINGS (LOSS) BEFORE CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	206	68	163	(10)	427

Provision for income taxes	77	25	49	17	168

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	129	43	114	(27)	259

Net realized investment gains, net of taxes	—	—	—	(4)	(4)
Net tax expense related to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$129	$43	$114	$(9)	$277

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Six months ended June 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$2,257	$485	$435	$42	$3,219
Net investment income	625	865	137	66	1,693
Net realized investment losses	—	—	—	(6)	(6)
Policy fees and other income	165	120	22	8	315

Total revenues	3,047	1,470	594	110	5,221

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,440	609	60	17	2,126
Interest credited	181	506	—	—	687
Underwriting, acquisition and insurance expenses, net of deferrals	641	125	134	35	935
Amortization of deferred acquisition costs and intangibles	344	59	24	9	436
Interest expense	20	1	—	120	141

Total benefits and expenses	2,626	1,300	218	181	4,325

EARNINGS (LOSS) BEFORE INCOME TAXES	421	170	376	(71)	896

Provision for (benefit from) income taxes	150	50	114	(25)	289

NET EARNINGS (LOSS)	271	120	262	(46)	607

Net realized investment losses, net of taxes	—	—	—	4	4

NET OPERATING EARNINGS (LOSS)	$271	$120	$262	$(42)	$611

Pro forma six months ended June 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Pro forma total
REVENUES:
Premiums	$2,219	$598	$390	$52	$3,259
Net investment income	569	$772	$121	88	1,550
Net realized investment gains	—	—	—	21	21
Policy fees and other income	166	105	18	4	293

Total revenues	2,954	1,475	529	165	5,123

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,385	708	66	18	2,177
Interest credited	180	467	—	—	647
Underwriting, acquisition and insurance expenses, net of deferrals	581	122	129	47	879
Amortization of deferred acquisition costs and intangibles	405	63	23	7	498
Interest expense	5	1	—	114	120

Total benefits and expenses	2,556	1,361	218	186	4,321

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	398	114	311	(21)	802

Provision for income taxes	146	41	94	8	289

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	252	73	217	(29)	513

Net realized investment gains, net of taxes	—	—	—	(14)	(14)
Net tax expense related to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$252	$73	$217	$(21)	$521

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Three months ended June 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$193	$431	$340	$165	$1,129
Net investment income	116	160	24	11	311
Policy fees and other income	65	2	7	3	77

Total revenues	374	593	371	179	1,517

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	165	371	53	113	702
Interest credited	58	32	—	1	91
Underwriting, acquisition and insurance expenses, net of deferrals	28	74	181	41	324
Amortization of deferred acquisition costs and intangibles	26	45	101	12	184
Interest expense	11	—	—	—	11

Total benefits and expenses	288	522	335	167	1,312

EARNINGS BEFORE INCOME TAXES	86	71	36	12	205

Provision for income taxes	31	25	13	4	73

SEGMENT NET EARNINGS	$55	$46	$23	$8	$132

Pro forma three months ended June 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Pro forma total
REVENUES:
Premiums	$187	$399	$359	$153	$1,098
Net investment income	109	143	26	10	288
Policy fees and other income	68	1	5	5	79

Total revenues	364	543	390	168	1,465

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	145	374	64	108	691
Interest credited	61	29	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	31	62	164	40	297
Amortization of deferred acquisition costs and intangibles	30	11	130	8	179
Interest expense	2	—	—	—	2

Total benefits and expenses	269	476	358	156	1,259

EARNINGS BEFORE INCOME TAXES	95	67	32	12	206

Provision for income taxes	35	24	14	4	77

SEGMENT NET EARNINGS	$60	$43	$18	$8	$129

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Six months ended June 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$394	$839	$697	$327	$2,257
Net investment income	237	316	50	22	625
Policy fees and other income	143	4	11	7	165

Total revenues	774	1,159	758	356	3,047

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	337	759	119	225	1,440
Interest credited	117	63	—	1	181
Underwriting, acquisition and insurance expenses, net of deferrals	62	139	354	86	641
Amortization of deferred acquisition costs and intangibles	46	62	215	21	344
Interest expense	20	—	—	—	20

Total benefits and expenses	582	1,023	688	333	2,626

EARNINGS BEFORE INCOME TAXES	192	136	70	23	421

Provision for income taxes	69	48	25	8	150

SEGMENT NET EARNINGS	$123	$88	$45	$15	$271

Pro forma six months ended June 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Pro forma total
REVENUES:
Premiums	$377	$790	$744	$308	$2,219
Net investment income	218	278	52	21	569
Policy fees and other income	143	3	10	10	166

Total revenues	738	1,071	806	339	2,954

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	306	716	145	218	1,385
Interest credited	123	57	—	—	180
Underwriting, acquisition and insurance expenses, net of deferrals	60	135	304	82	581
Amortization of deferred acquisition costs and intangibles	59	35	295	16	405
Interest expense	5	—	—	—	5

Total benefits and expenses	553	943	744	316	2,556

EARNINGS BEFORE INCOME TAXES	185	128	62	23	398

Provision for income taxes	68	46	24	8	146

SEGMENT NET EARNINGS	$117	$82	$38	$15	$252

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Three months ended June 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$241	$—	$—	$241
Net investment income	322	5	105	432
Policy fees and other income	5	57	—	62

Total revenues	568	62	105	735

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	297	4	—	301
Interest credited	166	4	86	256
Underwriting, acquisition and insurance expenses, net of deferrals	31	33	2	66
Amortization of deferred acquisition costs and intangibles	28	4	—	32
Interest expense	1	—	—	1

Total benefits and expenses	523	45	88	656

EARNINGS BEFORE INCOME TAXES	45	17	17	79

Provision for income taxes	10	3	6	19

SEGMENT NET EARNINGS	$35	$14	$11	$60

Pro forma three months ended June 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Pro forma total
REVENUES:
Premiums	$321	$—	$—	$321
Net investment income	312	(1)	84	395
Policy fees and other income	4	49	—	53

Total revenues	637	48	84	769

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	372	(2)	—	370
Interest credited	167	—	67	234
Underwriting, acquisition and insurance expenses, net of deferrals	33	27	1	61
Amortization of deferred acquisition costs and intangibles	30	5	—	35
Interest expense	—	1	—	1

Total benefits and expenses	602	31	68	701

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	35	17	16	68

Provision for income taxes	13	6	6	25

SEGMENT NET EARNINGS	$22	$11	$10	$43

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Six months ended June 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$485	$—	$—	$485
Net investment income	653	9	203	865
Policy fees and other income	8	112	—	120

Total revenues	1,146	121	203	1,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	604	5	—	609
Interest credited	331	7	168	506
Underwriting, acquisition and insurance expenses, net of deferrals	61	60	4	125
Amortization of deferred acquisition costs and intangibles	52	7	—	59
Interest expense	1	—	—	1

Total benefits and expenses	1,049	79	172	1,300

EARNINGS BEFORE INCOME TAXES	97	42	31	170

Provision for income taxes	28	11	11	50

SEGMENT NET EARNINGS	$69	$31	$20	$120

Pro forma six months ended June 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Pro forma total
REVENUES:
Premiums	$598	$—	$—	$598
Net investment income	608	4	160	772
Policy fees and other income	6	99	—	105

Total revenues	1,212	103	160	1,475

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	705	3	—	708
Interest credited	330	4	133	467
Underwriting, acquisition and insurance expenses, net of deferrals	61	59	2	122
Amortization of deferred acquisition costs and intangibles	56	7	—	63
Interest expense	—	1	—	1

Total benefits and expenses	1,152	74	135	1,361

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	60	29	25	114

Provision for income taxes	22	10	9	41

SEGMENT NET EARNINGS	$38	$19	$16	$73

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Three months ended June 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$113	$107	$220
Net investment income	32	36	68
Policy fees and other income	7	5	12

Total revenues	152	148	300

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	25	14	39
Underwriting, acquisition and insurance expenses, net of deferrals	40	35	75
Amortization of deferred acquisition costs and intangibles	7	6	13

Total benefits and expenses	72	55	127

EARNINGS BEFORE INCOME TAXES	80	93	173

Provision for income taxes	19	33	52

SEGMENT NET EARNINGS	$61	$60	$121

Pro forma three months ended June 30, 2004	U. S.	International	Pro forma total
REVENUES:
Premiums	$116	$79	$195
Net investment income	32	29	61
Policy fees and other income	5	5	10

Total revenues	153	113	266

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	6	27
Underwriting, acquisition and insurance expenses, net of deferrals	43	22	65
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	71	32	103

EARNINGS BEFORE INCOME TAXES	82	81	163

Provision for income taxes	19	30	49

SEGMENT NET EARNINGS	$63	$51	$114

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Six months ended June 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$224	$211	$435
Net investment income	63	74	137
Policy fees and other income	14	8	22

Total revenues	301	293	594

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	40	20	60
Underwriting, acquisition and insurance expenses, net of deferrals	74	60	134
Amortization of deferred acquisition costs and intangibles	13	11	24

Total benefits and expenses	127	91	218

EARNINGS BEFORE INCOME TAXES	174	202	376

Provision for income taxes	41	73	114

SEGMENT NET EARNINGS	$133	$129	$262

Pro forma six months ended June 30, 2004	U. S.	International	Pro forma total
REVENUES:
Premiums	$235	$155	$390
Net investment income	63	58	121
Policy fees and other income	9	9	18

Total revenues	307	222	529

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	16	66
Underwriting, acquisition and insurance expenses, net of deferrals	84	45	129
Amortization of deferred acquisition costs and intangibles	14	9	23

Total benefits and expenses	148	70	218

EARNINGS BEFORE INCOME TAXES	159	152	311

Provision for income taxes	37	57	94

SEGMENT NET EARNINGS	$122	$95	$217

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance

(dollar amounts in millions)

	As of or for the three months ended June 30,
	2005	2004
Primary Insurance in Force
U.S. Mortgage Insurance	$104,300	$116,500
International Mortgage Insurance	210,200	149,800

Total primary insurance in force	$314,500	$266,300

Total Risk in Force
U.S. Mortgage Insurance	$22,900	$25,200
International Mortgage Insurance (a)	67,800	47,300

Total risk in force	$90,700	$72,500

New Insurance Written
U.S. Mortgage Insurance	$7,200	$8,100
International Mortgage Insurance	21,400	12,500

Total new insurance written	$28,600	$20,600

Net Premiums Written
U.S. Mortgage Insurance	$111	$114
International Mortgage Insurance	168	152

Total net premiums written	$279	$266

Loss Ratio (b)
U.S. Mortgage Insurance	22%	18%
International Mortgage Insurance	13%	8%
Total loss ratio	18%	14%
Expense Ratio (c)
U.S. Mortgage Insurance	42%	44%
International Mortgage Insurance	24%	17%
Total expense ratio	32%	29%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in force, we have computed an “Effective Risk in Force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. As of June 30, 2005, this factor was 35%.
(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of underwriting, acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance, U.S. Only

(dollar amounts in millions)

	As of or for the three months ended June 30,
	2005	2004
New Risk Written
Flow	$1,713	$1,635
Bulk	19	19

Total	$1,732	$1,654

Risk in Force
Flow	$21,848	$23,978
Bulk	369	350

Total Primary	22,217	24,328
Pool	643	867

Total	$22,860	$25,195

Risk in Force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores <575	2%	2%

Bulk by FICO Scores >619	95%	89%
Bulk by FICO Scores 575-619	3%	6%
Bulk by FICO Scores <575	2%	5%

Primary A minus and sub-prime	9.9%	9.6%

Primary Loans
Primary total loans in force	786,959	897,204
Primary total loans in default	23,613	27,971
Primary loans total default rate	3.0%	3.1%

Flow loans in default	22,392	25,995
Flow loans default rate	3.3%	3.3%

Bulk loans in default	1,221	1,976
Bulk loans default rate	1.1%	1.7%

A minus and sub-prime loans in default	5,930	6,543
A minus and sub-prime loans default rate	8.9%	8.9%

Pool Loans
Pool loans in default	597	916
Pool loans default rate	2.8%	3.0%

Claims Paid
Primary Claims Paid (includes LAE)	37.9	38.3
Pool Claims Paid (includes LAE)	0.2	0.1
Primary Average Claim Severity	95%	94%

Other Measures
Flow Persistency (a)	63%	58%
Gross written premiums ceded to captives/total gross written premiums	24%	24%

(a)	excludes bulk transactions and the effect of a period payoff reconciliation on one structured transaction involving single premium mortgage insurance

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Three months ended June 30, 2005	Total
REVENUES:
Premiums	$24
Net investment income	31
Net realized investment gains	—
Policy fees and other income	3

Total revenues	58

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9
Underwriting, acquisition and insurance expenses, net of deferrals	33
Amortization of deferred acquisition costs and intangibles	4
Interest expense	57

Total benefits and expenses	103

LOSS BEFORE INCOME TAXES	(45)

Benefit from income taxes	(17)

SEGMENT NET LOSS	(28)

Net realized investment gains, net of taxes	—

NET OPERATING LOSS	$(28)

Pro forma three months ended June 30, 2004	Pro forma total
REVENUES:
Premiums	$26
Net investment income	53
Net realized investment gains	6
Policy fees and other income	2

Total revenues	87

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9
Underwriting, acquisition and insurance expenses, net of deferrals	28
Amortization of deferred acquisition costs and intangibles	4
Interest expense	56

Total benefits and expenses	97

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(10)

Provision for income taxes	17

SEGMENT NET LOSS	(27)

Net realized investment gains, net of taxes	(4)
Net tax expense related to initial public offering	22

NET OPERATING LOSS	$(9)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Six months ended June 30, 2005	Total
REVENUES:
Premiums	$42
Net investment income	66
Net realized investment losses	(6)
Policy fees and other income	8

Total revenues	110

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	17
Underwriting, acquisition and insurance expenses, net of deferrals	35
Amortization of deferred acquisition costs and intangibles	9
Interest expense	120

Total benefits and expenses	181

LOSS BEFORE INCOME TAXES	(71)

Benefit from income taxes	(25)

SEGMENT NET LOSS	(46)

Net realized investment losses, net of taxes	4

NET OPERATING LOSS	$(42)

Pro forma six months ended June 30, 2004	Pro forma total
REVENUES:
Premiums	$52
Net investment income	88
Net realized investment gains	21
Policy fees and other income	4

Total revenues	165

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18
Underwriting, acquisition and insurance expenses, net of deferrals	47
Amortization of deferred acquisition costs and intangibles	7
Interest expense	114

Total benefits and expenses	186

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(21)

Provision for income taxes	8

SEGMENT NET LOSS	(29)

Net realized investment gains, net of taxes	(14)
Net tax expense related to initial public offering	22

NET OPERATING LOSS	$(21)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

						PRO FORMA
	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,614	$1,605	$3,219	$1,606	$1,523	$1,640	$1,619	$6,388
Net investment income	842	851	1,693	825	785	797	753	3,160
Net realized investment (losses) gains	—	(6)	(6)	(1)	3	6	15	23
Policy fees and other income	154	161	315	212	159	144	149	664

Total revenues	2,610	2,611	5,221	2,642	2,470	2,587	2,536	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,051	1,075	2,126	1,129	1,034	1,097	1,080	4,340
Interest credited	347	340	687	344	328	324	323	1,319
Underwriting, acquisition and insurance expenses, net of deferrals	498	437	935	457	411	451	428	1,747
Amortization of deferred acquisition costs and intangibles	233	203	436	234	230	229	269	962
Interest expense	69	72	141	63	60	59	61	243

Total benefits and expenses	2,198	2,127	4,325	2,227	2,063	2,160	2,161	8,611

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	412	484	896	415	407	427	375	1,624

Provision for income taxes	127	162	289	69	136	168	121	494

NET EARNINGS FROM CONTINUING OPERATIONS	285	322	607	346	271	259	254	1,130

Net realized investment losses (gains), net of taxes	—	4	4	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$285	$326	$611	$254	$269	$277	$244	$1,044

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

						PRO FORMA
	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,129	$1,128	$2,257	$1,094	$1,085	$1,098	$1,121	$4,398
Net investment income	311	314	625	311	298	288	281	1,178
Policy fees and other income	77	88	165	102	91	79	87	359

Total revenues	1,517	1,530	3,047	1,507	1,474	1,465	1,489	5,935

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	702	738	1,440	705	698	691	694	2,788
Interest credited	91	90	181	91	91	90	90	362
Underwriting, acquisition and insurance expenses, net of deferrals (a)	324	317	641	307	279	297	284	1,167
Amortization of deferred acquisition costs and intangibles (a)	184	160	344	180	186	179	226	771
Interest expense	11	9	20	6	4	2	3	15

Total benefits and expenses	1,312	1,314	2,626	1,289	1,258	1,259	1,297	5,103

EARNINGS BEFORE INCOME TAXES	205	216	421	218	216	206	192	832

Provision for income taxes	73	77	150	78	81	77	69	305

SEGMENT NET EARNINGS	$132	$139	$271	$140	$135	$129	$123	$527

(a)	During the second quarter of 2005, we reclassified amounts for our Payment Protection business to conform our policy regarding non-deferral of acquisition expenses associated with monthly business. Previously, for monthly payment protection business in certain regions, we deferred acquisition expenses and amortized those expenses in the same month. All periods have been reclassified for comparability purposes. There was no impact to segment net earnings for this reclassification.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

						PRO FORMA
	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$241	$244	$485	$277	$219	$321	$277	$1,094
Net investment income	432	433	865	417	393	395	377	1,582
Policy fees and other income	62	58	120	58	52	53	52	215

Total revenues	735	735	1,470	752	664	769	706	2,891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	301	308	609	363	281	370	338	1,352
Interest credited	256	250	506	253	237	234	233	957
Underwriting, acquisition and insurance expenses, net of deferrals	66	59	125	48	59	61	61	229
Amortization of deferred acquisition costs and intangibles	32	27	59	34	25	35	28	122
Interest expense	1	—	1	—	—	1	—	1

Total benefits and expenses	656	644	1,300	698	602	701	660	2,661

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	79	91	170	54	62	68	46	230

Provision for income taxes	19	31	50	19	22	25	16	82

SEGMENT NET EARNINGS	$60	$60	$120	$35	$40	$43	$30	$148

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

						PRO FORMA
	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$220	$215	$435	$213	$197	$195	$195	$800
Net investment income	68	69	137	68	65	61	60	254
Policy fees and other income	12	10	22	8	10	10	8	36

Total revenues	300	294	594	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	21	60	53	46	27	39	165
Underwriting, acquisition and insurance expenses, net of deferrals	75	59	134	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	13	11	24	16	12	11	12	51

Total benefits and expenses	127	91	218	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	173	203	376	151	150	163	148	612

Provision for income taxes	52	62	114	44	48	49	45	186

SEGMENT NET EARNINGS	$121	$141	$262	$107	$102	$114	$103	$426

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

						PRO FORMA
	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$24	$18	$42	$22	$22	$26	$26	$96
Net investment income	31	35	66	29	29	53	35	146
Net realized investment (losses) gains	—	(6)	(6)	(1)	3	6	15	23
Policy fees and other income	3	5	8	44	6	2	2	54

Total Revenue	58	52	110	94	60	87	78	319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	8	17	8	9	9	9	35
Underwriting, acquisition and insurance expenses, net of deferrals	33	2	35	33	9	28	19	89
Amortization of deferred acquisition costs and intangibles	4	5	9	4	7	4	3	18
Interest expense	57	63	120	57	56	56	58	227

Total benefits and expenses	103	78	181	102	81	97	89	369

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(45)	(26)	(71)	(8)	(21)	(10)	(11)	(50)

(Benefit from) provision for income taxes	(17)	(8)	(25)	(72)	(15)	17	(9)	(79)

SEGMENT NET (LOSS) EARNINGS	(28)	(18)	(46)	64	(6)	(27)	(2)	29

Net realized investment losses (gains), net of taxes	—	4	4	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	—	—	—	(25)

NET OPERATING LOSS	$(28)	$(14)	$(42)	$(28)	$(8)	$(9)	$(12)	$(57)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Second Quarter Results by Segment

Three and six months ended June 30, 2005 as compared to

three and six months ended June 30, 2004

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Three months ended June 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$1,129	$241	$220	$24	$—	$1,614
Net investment income	311	432	68	31	—	842
Net realized investment gains	—	—	—	—	—	—
Policy fees and other income	77	62	12	3	—	154

Total revenues	1,517	735	300	58	—	2,610

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	702	301	39	9	—	1,051
Interest credited	91	256	—	—	—	347
Underwriting, acquisition and insurance expenses, net of deferrals	324	66	75	33	—	498
Amortization of deferred acquisition costs and intangibles	184	32	13	4	—	233
Interest expense	11	1	—	57	—	69

Total benefits and expenses	1,312	656	127	103	—	2,198

EARNINGS (LOSS) BEFORE INCOME TAXES	205	79	173	(45)	—	412

Provision for (benefit from) income taxes	73	19	52	(17)	—	127

NET EARNINGS (LOSS)	$132	$60	$121	$(28)	$—	$285

Three months ended June 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$1,132	$321	$195	$26	$34	$1,708
Net investment income	306	569	61	57	8	1,001
Net realized investment gains	—	—	—	8	—	8
Policyholder fees and other income	79	76	10	2	37	204

Total Revenue	1,517	966	266	93	79	2,921

BENEFITS AND EXPENSES:
Benefits and changes in policy reserves	727	495	27	10	31	1,290
Interest credited	90	274	—	—	—	364
Underwriting, acquisition and insurance expenses, net of deferrals	307	68	65	22	49	511
Amortization of deferred acquisition costs and intangibles	184	54	11	3	18	270
Interest expense	2	1	—	44	—	47

Total benefits and expenses	1,310	892	103	79	98	2,482

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	207	74	163	14	(19)	439

Provision for (benefit from) income taxes	78	27	49	24	(7)	171

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$129	$47	$114	$(10)	$(12)	$268

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Six months ended June 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$2,257	$485	$435	$42	$—	$3,219
Net investment income	625	865	137	66	—	1,693
Net realized investment losses	—	—	—	(6)	—	(6)
Policy fees and other income	165	120	22	8	—	315

Total revenues	3,047	1,470	594	110	—	5,221

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,440	609	60	17	—	2,126
Interest credited	181	506	—	—	—	687
Underwriting, acquisition and insurance expenses, net of deferrals	641	125	134	35	—	935
Amortization of deferred acquisition costs and intangibles	344	59	24	9	—	436
Interest expense	20	1	—	120	—	141

Total benefits and expenses	2,626	1,300	218	181	—	4,325

EARNINGS (LOSS) BEFORE INCOME TAXES	421	170	376	(71)	—	896

Provision for (benefit from) income taxes	150	50	114	(25)	—	289

NET EARNINGS (LOSS)	$271	$120	$262	$(46)	$—	$607

Six months ended June 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$2,302	$598	$390	$52	$88	$3,430
Net investment income	615	1,186	121	90	26	2,038
Net realized investment gains	—	—	—	24	—	24
Policyholder fees and other income	166	161	18	4	104	453

Total Revenue	3,083	1,945	529	170	218	5,945

BENEFITS AND EXPENSES:
Benefits and changes in policy reserves	1,487	989	66	19	80	2,641
Interest credited	180	580	—	—	—	760
Underwriting, acquisition and insurance expenses, net of deferrals	598	143	129	41	123	1,034
Amortization of deferred acquisition costs and intangibles	413	111	23	6	47	600
Interest expense	5	1	—	88	—	94

Total benefits and expenses	2,683	1,824	218	154	250	5,129

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	400	121	311	16	(32)	816

Provision for (benefit from) income taxes	147	43	94	22	(18)	288

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$253	$78	$217	$(6)	$(14)	$528

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Three months ended June 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$193	$431	$340	$165	$1,129
Net investment income	116	160	24	11	311
Policy fees and other income	65	2	7	3	77

Total revenues	374	593	371	179	1,517

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	165	371	53	113	702
Interest credited	58	32	—	1	91
Underwriting, acquisition and insurance expenses, net of deferrals	28	74	181	41	324
Amortization of deferred acquisition costs and intangibles	26	45	101	12	184
Interest expense	11	—	—	—	11

Total benefits and expenses	288	522	335	167	1,312

EARNINGS BEFORE INCOME TAXES	86	71	36	12	205

Provision for income taxes	31	25	13	4	73

SEGMENT NET EARNINGS	$55	$46	$23	$8	$132

Three months ended June 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$187	$433	$359	$153	$1,132
Net investment income	109	161	26	10	306
Policy fees and other income	68	1	5	5	79

Total revenues	364	595	390	168	1,517

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	145	410	64	108	727
Interest credited	61	29	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	31	72	164	40	307
Amortization of deferred acquisition costs and intangibles	30	16	130	8	184
Interest expense	2	—	—	—	2

Total benefits and expenses	269	527	358	156	1,310

EARNINGS BEFORE INCOME TAXES	95	68	32	12	207

Provision for income taxes	35	25	14	4	78

SEGMENT NET EARNINGS	$60	$43	$18	$8	$129

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Six months ended June 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$394	$839	$697	$327	$2,257
Net investment income	237	316	50	22	625
Policy fees and other income	143	4	11	7	165

Total revenues	774	1,159	758	356	3,047

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	337	759	119	225	1,440
Interest credited	117	63	—	1	181
Underwriting, acquisition and insurance expenses, net of deferrals	62	139	354	86	641
Amortization of deferred acquisition costs and intangibles	46	62	215	21	344
Interest expense	20	—	—	—	20

Total benefits and expenses	582	1,023	688	333	2,626

EARNINGS BEFORE INCOME TAXES	192	136	70	23	421

Provision for income taxes	69	48	25	8	150

SEGMENT NET EARNINGS	$123	$88	$45	$15	$271

Six months ended June 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$377	$873	$744	$308	$2,302
Net investment income	218	324	52	21	615
Policy fees and other income	143	3	10	10	166

Total revenues	738	1,200	806	339	3,083

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	306	818	145	218	1,487
Interest credited	123	57	—	—	180
Underwriting, acquisition and insurance expenses, net of deferrals	60	152	304	82	598
Amortization of deferred acquisition costs and intangibles	59	43	295	16	413
Interest expense	5	—	—	—	5

Total benefits and expenses	553	1,070	744	316	2,683

EARNINGS BEFORE INCOME TAXES	185	130	62	23	400

Provision for income taxes	68	47	24	8	147

SEGMENT NET EARNINGS	$117	$83	$38	$15	$253

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Three months ended June 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$241	$—	$—	$241
Net investment income	322	5	105	432
Policy fees and other income	5	57	—	62

Total revenues	568	62	105	735

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	297	4	—	301
Interest credited	166	4	86	256
Underwriting, acquisition and insurance expenses, net of deferrals	31	33	2	66
Amortization of deferred acquisition costs and intangibles	28	4	—	32
Interest expense	1	—	—	1

Total benefits and expenses	523	45	88	656

EARNINGS BEFORE INCOME TAXES	45	17	17	79

Provision for income taxes	10	3	6	19

SEGMENT NET EARNINGS	$35	$14	$11	$60

Three months ended June 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$321	$—	$—	$321
Net investment income	461	24	84	569
Policy fees and other income	4	72	—	76

Total revenues	786	96	84	966

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	486	9	—	495
Interest credited	198	9	67	274
Underwriting, acquisition and insurance expenses, net of deferrals	34	33	1	68
Amortization of deferred acquisition costs and intangibles	31	23	—	54
Interest expense	—	1	—	1

Total benefits and expenses	749	75	68	892

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	37	21	16	74

Provision for income taxes	13	8	6	27

SEGMENT NET EARNINGS	$24	$13	$10	$47

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Six months ended June 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$485	$—	$—	$485
Net investment income	653	9	203	865
Policy fees and other income	8	112	—	120

Total revenues	1,146	121	203	1,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	604	5	—	609
Interest credited	331	7	168	506
Underwriting, acquisition and insurance expenses, net of deferrals	61	60	4	125
Amortization of deferred acquisition costs and intangibles	52	7	—	59
Interest expense	1	—	—	1

Total benefits and expenses	1,049	79	172	1,300

EARNINGS BEFORE INCOME TAXES	97	42	31	170

Provision for income taxes	28	11	11	50

SEGMENT NET EARNINGS	$69	$31	$20	$120

Six months ended June 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$598	$—	$—	$598
Net investment income	973	53	160	1,186
Policy fees and other income	6	155	—	161

Total revenues	1,577	208	160	1,945

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	973	16	—	989
Interest credited	411	36	133	580
Underwriting, acquisition and insurance expenses, net of deferrals	64	77	2	143
Amortization of deferred acquisition costs and intangibles	58	53	—	111
Interest expense	—	1	—	1

Total benefits and expenses	1,506	183	135	1,824

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	71	25	25	121

Provision for income taxes	25	9	9	43

SEGMENT NET EARNINGS	$46	$16	$16	$78

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

	Three months ended June 30,
	2005	2004
Spread-Based Retail Products
Fixed Annuities
Account value, net of reinsurance, beginning of period(a)	$15,214	$14,304
Deposits	699	485
Interest credited	150	150
Surrenders, benefits and product charges	(523)	(356)

Account value, net of reinsurance, end of period	$15,540	$14,583

Single Premium Income Annuities
Account value, net of reinsurance, beginning of period(a)	$5,415	$5,098
Premiums and deposits	215	207
Interest credited	80	76
Surrenders, benefits and product charges	(222)	(202)

Account value, net of reinsurance, end of period	$5,488	$5,179

Structured Settlements
Account value, net of reinsurance, beginning of period(a)	$653	$134
Premiums and deposits	116	206
Interest credited	11	7
Surrenders, benefits and product charges	(15)	(11)

Account value, net of reinsurance, end of period	$765	$336

Total Spread-Based Retail Products, net of reinsurance	$21,793	$20,098

Spread-Based Institutional Products
GICs and Funding Agreements
Account value, net of reinsurance, beginning of period(a)	$9,408	$9,461
Deposits	871	649
Interest credited	86	67
Surrenders and benefits	(1,203)	(792)

Account value, end of period	$9,162	$9,385

Total Spread-Based Products Assets Under Management	$30,955	$29,483

Fee-Based Products
Variable Annuities
Account value, net of reinsurance, beginning of period(a)	$1,287	$452
Deposits	237	227
Interest credited and investment performance	37	5
Surrenders, benefits and product charges	(25)	(9)

Account value, net of reinsurance, end of period	$1,536	$675

Variable Life Insurance
Account value, beginning of the period	$335	$321
Deposits	11	11
Interest credited and investment performance	11	4
Surrenders, benefits and product charges	(10)	(14)

Account value, end of period	$347	$322

Third Party Assets
Private Asset Management
Account value, beginning of the period	$2,753	$2,497
Deposits	224	170
Interest credited and investment performance	44	(36)
Surrenders, benefits and product charges	(114)	(148)

Account value, end of period	$2,907	$2,483

Personal Advisor Network
Account value, beginning of the period	$1,293	$866
Deposits	135	100
Interest credited and investment performance	14	(5)
Surrenders, benefits and product charges	(14)	(13)

Account value, end of period	$1,428	$948

Total Third Party Assets	$4,335	$3,431

Total Fee-Based Products Assets Under Management	$6,218	$4,428

Assets Under Management, net of reinsurance	$37,173	$33,911

Reinsured products
Account value, beginning of period(a)	$21,789	$22,644
Deposits	32	67
Interest credited and investment performance	433	345
Surrenders, benefits and product charges	(712)	(757)

Account value, end of period	$21,542	$22,299

(a)	Assumes all reinsurance transactions were effective as of the beginning of the periods presented

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

	2005		2004
	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional Products
Guaranteed investment contracts (GICs)	$3,264	$3,302	$3,352	$3,412	$3,517	$3,474
Funding agreements backing notes	3,172	3,381	3,405	2,992	2,844	2,963
Funding agreements	2,726	2,725	2,784	2,925	3,024	3,024

	$9,162	$9,408	$9,541	$9,329	$9,385	$9,461

Funding agreements by liquidity provisions:
7 day	$—	$—	$—	$50	$100	$100
30 day	—	—	—	150	200	350
90 day	1,108	1,308	1,518	1,610	1,660	1,960
180 day	350	150	100	—	—	—
No put	985	1,010	900	850	850	500
13 month rolling maturity	275	250	250	250	200	100
Accrued interest	8	7	16	15	14	14

Total funding agreements	$2,726	$2,725	$2,784	$2,925	$3,024	$3,024

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Three months ended June 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$113	$107	$220
Net investment income	32	36	68
Policy fees and other income	7	5	12

Total revenues	152	148	300

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	25	14	39
Underwriting, acquisition and insurance expenses, net of deferrals	40	35	75
Amortization of deferred acquisition costs and intangibles	7	6	13

Total benefits and expenses	72	55	127

EARNINGS BEFORE INCOME TAXES	80	93	173

Provision for income taxes	19	33	52

SEGMENT NET EARNINGS	$61	$60	$121

Three months ended June 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$116	$79	$195
Net investment income	32	29	61
Policy fees and other income	5	5	10

Total revenues	153	113	266

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	6	27
Underwriting, acquisition and insurance expenses, net of deferrals	43	22	65
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	71	32	103

EARNINGS BEFORE INCOME TAXES	82	81	163

Provision for income taxes	19	30	49

SEGMENT NET EARNINGS	$63	$51	$114

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Six months ended June 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$224	$211	$435
Net investment income	63	74	137
Policy fees and other income	14	8	22

Total revenues	301	293	594

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	40	20	60
Underwriting, acquisition and insurance expenses, net of deferrals	74	60	134
Amortization of deferred acquisition costs and intangibles	13	11	24

Total benefits and expenses	127	91	218

EARNINGS BEFORE INCOME TAXES	174	202	376

Provision for income taxes	41	73	114

SEGMENT NET EARNINGS	$133	$129	$262

Six months ended June 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$235	$155	$390
Net investment income	63	58	121
Policy fees and other income	9	9	18

Total revenues	307	222	529

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	16	66
Underwriting, acquisition and insurance expenses, net of deferrals	84	45	129
Amortization of deferred acquisition costs and intangibles	14	9	23

Total benefits and expenses	148	70	218

EARNINGS BEFORE INCOME TAXES	159	152	311

Provision for income taxes	37	57	94

SEGMENT NET EARNINGS	$122	$95	$217

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Three months ended June 30, 2005	Total
REVENUES:
Premiums	$24
Net investment income	31
Net realized investment gains	—
Policy fees and other income	3

Total revenues	58

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9
Underwriting, acquisition and insurance expenses, net of deferrals	33
Amortization of deferred acquisition costs and intangibles	4
Interest expense	57

Total benefits and expenses	103

LOSS BEFORE INCOME TAXES	(45)

Benefit from income taxes	(17)

SEGMENT NET LOSS	$(28)

Three months ended June 30, 2004	Total
REVENUES:
Premiums	$26
Net investment income	57
Net realized investment gains	8
Policy fees and other income	2

Total revenues	93

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10
Underwriting, acquisition and insurance expenses, net of deferrals	22
Amortization of deferred acquisition costs and intangibles	3
Interest expense	44

Total benefits and expenses	79

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14

Provision for income taxes	24

SEGMENT NET LOSS	$(10)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Six months ended June 30, 2005	Total
REVENUES:
Premiums	$42
Net investment income	66
Net realized investment losses	(6)
Policy fees and other income	8

Total revenues	110

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	17
Underwriting, acquisition and insurance expenses, net of deferrals	35
Amortization of deferred acquisition costs and intangibles	9
Interest expense	120

Total benefits and expenses	181

LOSS BEFORE INCOME TAXES	(71)

Benefit from income taxes	(25)

SEGMENT NET LOSS	$(46)

Six months ended June 30, 2004	Total
REVENUES:
Premiums	$52
Net investment income	90
Net realized investment gains	24
Policy fees and other income	4

Total revenues	170

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19
Underwriting, acquisition and insurance expenses, net of deferrals	41
Amortization of deferred acquisition costs and intangibles	6
Interest expense	88

Total benefits and expenses	154

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16

Provision for income taxes	22

SEGMENT NET LOSS	$(6)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,614	$1,605	$3,219	$1,606	$1,523	$1,708	$1,722	$6,559
Net investment income	842	851	1,693	825	785	1,001	1,037	3,648
Net realized investment (losses) gains	—	(6)	(6)	(1)	3	8	16	26
Policy fees and other income	154	161	315	212	159	204	249	824

Total revenues	2,610	2,611	5,221	2,642	2,470	2,921	3,024	11,057

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,051	1,075	2,126	1,129	1,034	1,290	1,351	4,804
Interest credited	347	340	687	344	328	364	396	1,432
Underwriting, acquisition and insurance expenses, net of deferrals	498	437	935	457	411	511	523	1,902
Amortization of deferred acquisition costs and intangibles	233	203	436	234	230	270	330	1,064
Interest expense	69	72	141	63	60	47	47	217

Total benefits and expenses	2,198	2,127	4,325	2,227	2,063	2,482	2,647	9,419

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	412	484	896	415	407	439	377	1,638

Provision for income taxes	127	162	289	69	136	171	117	493

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	285	322	607	346	271	268	260	1,145

Net realized investment losses (gains), net of taxes	—	4	4	1	(2)	(5)	(10)	(16)
Net tax (benefit) expense related to initial public offering	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$285	$326	$611	$254	$269	$285	$250	$1,058

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,129	$1,128	$2,257	$1,094	$1,085	$1,132	$1,170	$4,481
Net investment income	311	314	625	311	298	306	309	1,224
Policy fees and other income	77	88	165	102	91	79	87	359

Total Revenues	1,517	1,530	3,047	1,507	1,474	1,517	1,566	6,064

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	702	738	1,440	705	698	727	760	2,890
Interest credited	91	90	181	91	91	90	90	362
Underwriting, acquisition and insurance expenses, net of deferrals (a)	324	317	641	307	279	307	291	1,184
Amortization of deferred acquisition costs and intangibles (a)	184	160	344	180	186	184	229	779
Interest expense	11	9	20	6	4	2	3	15

Total benefits and expenses	1,312	1,314	2,626	1,289	1,258	1,310	1,373	5,230

EARNINGS BEFORE INCOME TAXES	205	216	421	218	216	207	193	834

Provision for income taxes	73	77	150	78	81	78	69	306

SEGMENT NET EARNINGS	$132	$139	$271	$140	$135	$129	$124	$528

(a)	During the second quarter of 2005, we reclassified amounts for our Payment Protection business to conform our policy regarding non-deferral of acquisition expenses associated with monthly business. Previously, for monthly payment protection business in certain regions, we deferred acquisition expenses and amortized those expenses in the same month. All periods have been reclassified for comparability purposes. There was no impact to segment net earnings for this reclassification.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$241	$244	$485	$277	$219	$321	$277	$1,094
Net investment income	432	433	865	417	393	569	617	1,996
Policy fees and other income	62	58	120	58	52	76	85	271

Total revenues	735	735	1,470	752	664	966	979	3,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	301	308	609	363	281	495	494	1,633
Interest credited	256	250	506	253	237	274	306	1,070
Underwriting, acquisition and insurance expenses, net of deferrals	66	59	125	48	59	68	75	250
Amortization of deferred acquisition costs and intangibles	32	27	59	34	25	54	57	170
Interest expense	1	—	1	—	—	1	—	1

Total benefits and expenses	656	644	1,300	698	602	892	932	3,124

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	79	91	170	54	62	74	47	237

Provision for income taxes	19	31	50	19	22	27	16	84

SEGMENT NET EARNINGS	$60	$60	$120	$35	$40	$47	$31	$153

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$220	$215	$435	$213	$197	$195	$195	$800
Net investment income	68	69	137	68	65	61	60	254
Policy fees and other income	12	10	22	8	10	10	8	36

Total revenues	300	294	594	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	21	60	53	46	27	39	165
Underwriting, acquisition and insurance expenses, net of deferrals	75	59	134	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	13	11	24	16	12	11	12	51

Total benefits and expenses	127	91	218	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	173	203	376	151	150	163	148	612

Provision for income taxes	52	62	114	44	48	49	45	186

SEGMENT NET EARNINGS	$121	$141	$262	$107	$102	$114	$103	$426

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$24	$18	$42	$22	$22	$26	$26	$96
Net investment income	31	35	66	29	29	57	33	148
Net realized investment (losses) gains	—	(6)	(6)	(1)	3	8	16	26
Policy fees and other income	3	5	8	44	6	2	2	54

Total revenues	58	52	110	94	60	93	77	324

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	8	17	8	9	10	9	36
Underwriting, acquisition and insurance expenses, net of deferrals	33	2	35	33	9	22	19	83
Amortization of deferred acquisition costs and intangibles	4	5	9	4	7	3	3	17
Interest expense	57	63	120	57	56	44	44	201

Total benefits and expenses	103	78	181	102	81	79	75	337

(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(45)	(26)	(71)	(8)	(21)	14	2	(13)

(Benefit from) provision for income taxes	(17)	(8)	(25)	(72)	(15)	24	(2)	(65)

SEGMENT NET (LOSS) EARNINGS	(28)	(18)	(46)	64	(6)	(10)	4	52

Net realized investment losses (gains), net of taxes	—	4	4	1	(2)	(5)	(10)	(16)
Net tax (benefit) expense related to initial public offering	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	—	—	—	(25)

NET OPERATING (LOSS) EARNINGS	$(28)	$(14)	$(42)	$(28)	$(8)	$7	$(6)	$(35)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Affinity

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$34	$54	$88
Net investment income	—	—	—	—	—	8	18	26
Policy fees and other income	—	—	—	—	—	37	67	104

Total revenues	—	—	—	—	—	79	139	218

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	31	49	80
Underwriting, acquisition and insurance expenses, net of deferrals	—	—	—	—	—	49	74	123
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	18	29	47

Total benefits and expenses	—	—	—	—	—	98	152	250

LOSS BEFORE INCOME TAXES	—	—	—	—	—	(19)	(13)	(32)

Benefit from income taxes	—	—	—	—	—	(7)	(11)	(18)

SEGMENT NET LOSS	$—	$—	$—	$—	$—	$(12)	$(2)	$(14)

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

STATISTICAL DATA

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs

(amounts in millions)

Deferred Acquisition Costs	Total	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other
Unamortized balance as of March 31, 2005	$5,290	$4,388	$778	$119	$5
Costs Deferred	294	214	64	14	2
Amortization	(203)	(161)	(30)	(10)	(2)
Impact of foreign currency translation	(57)	(55)	—	(2)	—

Unamortized balance as of June 30, 2005	5,324	4,386	812	121	5
Accumulated effect of net unrealized investment gains	(159)	(20)	(139)	—	—

Balance as of June 30, 2005	$5,165	$4,366	$673	$121	$5

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$40,813	60%	$40,644	61%	$40,150	60%	$39,210	59%	$36,703	59%
Private		12,606	19%	11,997	18%	12,274	18%	11,619	18%	11,298	18%
Equity securities, available-for-sale
Common stocks and mutual funds		50	0%	52	0%	82	0%	75	0%	82	0%
Preferred stocks		137	0%	132	0%	125	0%	126	0%	119	0%
Investment in special purpose entities		172	0%	171	1%	167	1%	159	1%	151	1%
Commercial mortgage and other loans		6,859	10%	6,279	9%	6,051	9%	5,877	9%	5,800	9%
Policy loans		1,233	2%	1,232	2%	1,224	2%	1,215	2%	1,108	2%
Restricted investments held by securitization entities		781	1%	815	1%	860	1%	925	1%	956	1%
Cash, cash equivalents and short-term investments		1,545	2%	1,526	2%	2,210	3%	2,667	4%	2,240	4%
Other invested assets		3,669	6%	3,823	6%	3,996	6%	4,299	6%	3,558	6%

Total invested assets and cash		$67,865	100%	$66,671	100%	$67,139	100%	$66,172	100%	$62,015	100%

		June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$29,191	72%	$29,107	72%	$28,635	71%	$27,877	71%	$26,053	71%
2	Baa	9,447	23%	9,472	23%	9,344	23%	9,320	24%	8,758	24%
3	Ba	1,529	4%	1,439	4%	1,415	4%	1,329	4%	1,189	3%
4	B	465	1%	474	1%	651	2%	567	1%	571	2%
5	Caa and lower	119	0%	91	0%	63	0%	59	0%	94	0%
6	In or near default	26	0%	26	0%	15	0%	21	0%	21	0%
Not rated	Not rated	36	0%	35	0%	27	0%	37	0%	17	0%

	Total public fixed maturities	$40,813	100%	$40,644	100%	$40,150	100%	$39,210	100%	$36,703	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$6,907	56%	$6,350	53%	$6,501	53%	$6,024	52%	$5,853	52%
2	Baa	4,818	38%	4,743	40%	4,768	39%	4,605	40%	4,476	40%
3	Ba	550	4%	543	5%	605	5%	597	5%	628	5%
4	B	217	2%	175	1%	202	2%	191	2%	123	1%
5	Caa and lower	39	0%	46	0%	103	1%	106	1%	101	1%
6	In or near default	55	0%	37	0%	43	0%	74	0%	92	1%
Not rated	Not rated	20	0%	103	1%	52	0%	22	0%	25	0%

	Total private fixed maturities	$12,606	100%	$11,997	100%	$12,274	100%	$11,619	100%	$11,298	100%

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$731	1%	$493	1%	$572	1%	$569	1%	$614	1%
Tax exempt	2,995	6%	3,016	6%	3,030	6%	3,267	6%	3,140	7%
Foreign government	1,887	3%	1,808	3%	1,744	3%	1,453	3%	1,462	3%
U.S. corporate	27,058	51%	26,623	51%	27,101	52%	26,513	52%	25,505	54%
Foreign corporate	8,776	16%	8,651	16%	8,100	15%	7,678	15%	6,882	14%
Mortgage-backed	8,451	16%	8,722	17%	8,577	17%	7,969	16%	6,948	14%
Asset-backed	3,521	7%	3,328	6%	3,300	6%	3,380	7%	3,450	7%

Total fixed maturities	$53,419	100%	$52,641	100%	$52,424	100%	$50,829	100%	$48,001	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$10,915	31%	$10,658	30%	$10,357	30%	$10,080	29%	$9,619	30%
Utilities and energy	7,171	20%	6,985	20%	7,056	20%	7,061	21%	6,784	21%
Consumer—non cyclical	4,877	14%	4,705	13%	4,351	12%	4,349	13%	4,213	13%
Consumer—cyclical	2,670	7%	2,634	8%	2,666	8%	2,637	8%	2,640	8%
Capital goods	2,194	6%	2,289	6%	2,240	6%	2,284	7%	2,201	7%
Industrial	2,269	6%	2,384	7%	2,475	7%	2,506	7%	2,263	7%
Technology and communications	2,473	7%	2,329	7%	2,223	6%	2,135	6%	1,996	6%
Transportation	1,240	3%	1,156	3%	1,063	3%	1,003	3%	900	3%
Other	2,025	6%	2,134	6%	2,770	8%	2,136	6%	1,771	5%

Total	$35,834	100%	$35,274	100%	$35,201	100%	$34,191	100%	$32,387	100%

Fixed maturities—Contractual Maturity Dates:
Due in one year or less	$2,858	5%	$2,652	5%	$2,040	4%	$1,712	3%	$1,297	3%
Due after one year through five years	10,382	20%	10,329	20%	10,749	20%	10,660	21%	10,952	23%
Due after five years through ten years	11,514	22%	11,658	22%	11,842	23%	11,663	23%	10,924	22%
Due after ten years	16,693	31%	15,952	30%	15,916	30%	15,445	31%	14,430	30%

Subtotal	41,447	78%	40,591	77%	40,547	77%	39,480	78%	37,603	78%
Mortgage-backed and asset backed	11,972	22%	12,050	23%	11,877	23%	11,349	22%	10,398	22%

Total fixed maturities	$53,419	100%	$52,641	100%	$52,424	100%	$50,829	100%	$48,001	100%

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Commercial Mortgage and Other Loans Data

(amounts in millions)

	June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004
Summary of Commercial Mortgage and Other Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,043	30%	$1,850	30%	$1,796	30%	$1,761	30%	$1,707	29%
South Atlantic	1,451	21%	1,234	20%	1,239	20%	1,196	20%	1,208	21%
Middle Atlantic	998	15%	989	16%	953	16%	887	15%	857	15%
East North Central	704	10%	662	11%	682	11%	681	12%	706	12%
Mountain	496	7%	471	8%	463	8%	457	8%	439	8%
West South Central	306	5%	304	5%	306	5%	275	5%	303	5%
West North Central	432	6%	366	5%	252	4%	261	4%	246	4%
East South Central	261	4%	230	3%	225	4%	227	4%	225	4%
New England	168	2%	173	2%	135	2%	132	2%	109	2%

Total	$6,859	100%	$6,279	100%	$6,051	100%	$5,877	100%	$5,800	100%

Property Type
Office	$1,914	28%	$1,861	30%	$1,822	30%	$1,774	30%	$1,826	32%
Industrial	1,963	29%	1,845	30%	1,797	30%	1,768	30%	1,697	29%
Retail	1,938	28%	1,701	27%	1,574	26%	1,519	26%	1,507	26%
Apartments	708	10%	655	10%	650	11%	612	10%	575	10%
Mixed use/other	336	5%	217	3%	208	3%	204	4%	195	3%

Total	$6,859	100%	$6,279	100%	$6,051	100%	$5,877	100%	$5,800	100%

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,247	47%	$3,122	49%	$3,073	50%	$3,053	52%	$3,008	52%
$5 million but less than $10 million	1,647	24%	1,457	23%	1,442	24%	1,378	23%	1,312	22%
$10 million but less than $20 million	1,245	18%	1,072	17%	1,009	17%	965	16%	970	17%
$20 million but less than $30 million	323	5%	350	6%	334	5%	287	5%	314	5%
$30 million and over	446	6%	324	5%	237	4%	238	4%	241	4%

Total	$6,908	100%	$6,325	100%	$6,095	100%	$5,921	100%	$5,845	100%

	June 30, 2005	December 31, 2004
Allowance for Losses on Mortgage Loans
Balance, beginning of year	$52	$50
Additions	6	7
Deductions for write-downs and dispositions	(1)	(5)

Balance, end of year	$57	$52

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Sales

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Protection Segment

Annualized first-year premiums: (a)

Term life	$34	$29	$63	$27	$26	$23	$26	$102
Financial Intermediaries	1	2	3	2	2	1	2	7
Independent Producers	33	27	60	25	24	22	24	95

Universal life	14	13	27	12	10	9	11	42
Financial Intermediaries	—	1	1	—	—	—	1	1
Independent Producers	14	12	26	12	10	9	9	40
Dedicated Sales Specialists	—	—	—	—	—	—	1	1

Long-term care	42	41	83	41	39	41	41	162
Financial Intermediaries	9	10	19	11	10	10	10	41
Independent Producers	16	14	30	12	12	12	11	47
Independent Channels	25	24	49	23	22	22	21	88
Dedicated Sales Specialists	17	17	34	18	17	19	20	74

Group life and health	38	30	68	66	39	40	26	171
Independent Producers	38	30	68	66	39	40	26	171

Total annualized first-year premiums	128	113	241	146	114	113	104	477

Written premiums: (b)
Payment protection	501	453	954	351	397	402	351	1,501
Financial Intermediaries	501	453	954	351	397	402	351	1,501

Total protection segment	$629	$566	$1,195	$497	$511	$515	$455	$1,978

(a)	In our Protection segment, sales from our life, long-term care and group life and health insurance businesses represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.
(b)	In our Protection segment, sales from our payment protection insurance business represent total written premiums gross of reinsurance and cancellations during the specified period.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Segment Sales, continued

(amounts in millions)

	2005			2004
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement Income and Investments (RI&I) Segment (c)

Spread-based retail Structured settlements (d)	$93	$153	$246	$104	$89	$192	$150	$535

Income annuities	164	166	330	212	187	164	201	764
Financial Intermediaries	103	88	191	127	115	98	119	459
Independent Producers	57	70	127	79	68	63	78	288
Dedicated Sales Specialists	4	8	12	6	4	3	4	17

Fixed annuities	686	364	1,050	283	653	372	411	1,719
Financial Intermediaries	668	353	1,021	276	641	360	400	1,677
Independent Producers	14	7	21	4	6	9	6	25
Dedicated Sales Specialists	4	4	8	3	6	3	5	17

Total spread-based retail	943	683	1,626	599	929	728	762	3,018

Fee-based
Variable Annuities (e)	254	264	518	256	250	277	292	1,075
Financial Intermediaries	238	245	483	236	232	257	277	1,002
Independent Producers	6	9	15	8	5	13	7	33
Dedicated Sales Specialists	10	10	20	12	13	7	8	40

Variable life	5	3	8	4	4	5	5	18
Financial Intermediaries	5	3	8	3	3	4	4	14
Independent Producers		—	—	1	1	1	—	3
Dedicated Sales Specialists		—	—	—	—	—	1	1

Managed assets	378	323	701	301	267	271	304	1,143
Independent Producers	222	193	415	161	139	159	183	642
Dedicated Sales Specialists	156	130	286	140	128	112	121	501

Total fee-based	637	590	1,227	561	521	553	601	2,236

Spread-based institutional (d)
Guaranteed investment contracts (GICs)	105	49	154	96	80	111	74	361
Funding agreements backing notes	150	300	450	600	500	210	180	1,490
Funding agreements	100	—	100	100	—	100	100	300

Total spread-based institutional	355	349	704	796	580	421	354	2,151

Total RI&I segment	$1,935	$1,622	$3,557	$1,956	$2,030	$1,702	$1,717	$7,405

Mortgage Insurance Segment (f)
New insurance written:
U.S. mortgage insurance	$7,220	$5,666	$12,886	$7,074	$6,206	$8,055	$6,798	$28,133
International mortgage insurance	21,403	14,243	35,646	15,225	13,163	12,545	10,905	51,838

Total mortgage insurance segment	$28,623	$19,909	$48,532	$22,299	$19,369	$20,600	$17,703	$79,971

(c)	In our Retirement Income and Investments segment, sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products, as well as our fee-based and spread-based institutional products, represent new and additional premiums/deposits.
(d)	All Structured Settlements and institutional products are sold by independent producers
(e)	Sales from our variable annuities include additional deposits on existing policies, including policies reinsured in connection with our corporate reorganization. Following is a table representing the additional deposits on policies reinsured:

2005			2004
Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
$28	$38	$66	$50	$59	$71	$82	$262

(f)	In our Mortgage Insurance segment, all sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the specified period.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

GE Capital Life Assurance Company of NY	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

General Electric Capital Assurance Company	A+	AA-	Aa3	AA-

General Electric Capital Assurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(a)	S&P rating	Moody’s rating	Fitch rating
General Electric Mortgage Insurance Corporation	AA	Aa2	AA

GE Mortgage Insurance Company Pty.Limited	AA	Aa2	AA

GE Mortgage Insurance Limited	AA	Aa2	AA

GE Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

(a)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S”.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth- highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capaccity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL

2Q 2005 FINANCIAL SUPPLEMENT

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 22 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 22 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com